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EXHIBIT 10.2

                              X-CHANGE CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of ___________________ ___, 2007, is among X-CHANGE CORPORATION, a Nevada corporation (the "COMPANY"), and ________________________ each of the purchasers of the Company's common stock (the "COMMON STOCK") and warrants to purchase shares of Common Stock (the "WARRANTS") listed on EXHIBIT A hereto (the "PURCHASER").

                                R E C I T A L S:

         A. WHEREAS, the Purchasers are acquiring or have acquired the shares of Common Stock listed on EXHIBIT A (the "SHARES") and the Warrants listed on EXHIBIT A pursuant to a private placement offering by the Company;

         B. WHEREAS, the Company desires to grant to the Purchasers certain registration rights relating to the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES") and the Purchasers desire to obtain such registration rights, subject to the terms and conditions set forth herein;

         C. NOW, THEREFORE, in consideration of the mutual promises, representations, warranties set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

                               A G R E E M E N T:

         In consideration of the foregoing promises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

SECTION 1. REGISTRATION OF THE REGISTRABLE SECURITIES; COMPLIANCE WITH THE SECURITIES ACT.

         1.1 REGISTRATION PROCEDURES. The Company is obligated to do the following:

                  (a) The Company shall prepare and, within 120 days of the date hereof, file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form (the "REGISTRATION STATEMENT") in order to register with the SEC the resale by the Holders (as defined below), from time to time, of the Registrable Securities (as defined below). The Company shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as is reasonably possible following filing with the SEC. The Company shall promptly notify the Holders of the effectiveness of the Registration Statement. The holders of Registrable Securities (including a Purchaser's permitted transferees hereunder) are referred to herein as the "HOLDERS." "REGISTRABLE SECURITIES" shall mean (i) the Shares and the Warrant Shares and (ii) Common Stock issued as (or issuable upon the conversion of exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares or the Warrant Shares; provided, however, such Shares, Warrant Shares



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and Common Stock shall cease to be considered Registrable Securities hereunder on the earlier of such date as they sold pursuant to the Registration Statement or are eligible to be sold pursuant to Rule 144(k) promulgated pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT").

                  (b) The Company agrees to use commercially reasonable efforts to keep such Registration Statement effective until the earliest to occur of the following:

                           (i) The date that all Registrable Securities have
been sold pursuant to the Registration Statement;

                           (ii) Six months after all the Warrants are exercised
or deemed exercised (including a forced net exercise pursuant to Section 1(b) thereof by the Company) pursuant to any provision included therein;

                           (iii) The date all Shares and Warrant Shares have
ceased to be considered Registrable Securities within the definition thereof;

PROVIDED, HOWEVER, that at any time, upon written notice to the Purchasers and for a period not to exceed fifteen (15) calendar days thereafter (the "SUSPENSION PERIOD"), the Company may delay the filing or effectiveness of any Registration Statement or suspend the use or effectiveness of any Registration Statement (and the Holders hereby agree not to offer or sell any Registrable Securities pursuant to such Registration Statement during the Suspension Period) if the Company reasonably believes that the Company may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have an adverse effect upon the Company, its stockholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto. The Company may extend the Suspension Period for an additional consecutive fifteen (15) calendar days upon written notice to the Holders. The Company agrees to use its commercially reasonable efforts to ensure that the Suspension Period is kept to a minimum number of days. If so directed by the Company, each Holder shall use its best efforts to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  (c) The Company shall furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) The Company shall use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such domestic jurisdictions as shall be reasonably requested by a Holder; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or domestic jurisdictions, unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act.


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                  (e) The Company shall notify each Holder whose Registrable
Securities are covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall use reasonable efforts to promptly amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. During any such period, the Holders shall not dispose of their Registrable Securities pursuant to the Registration Statement.

         1.2 TRANSFER OF SECURITIES. Each holder of the Shares and each Holder, severally and not jointly, agrees that it will not effect any disposition of the Registrable Securities or the Warrants that would constitute a sale within the meaning of the Securities Act, unless (a) pursuant to a registration statement then in effect covering such disposition, if such disposition is made in accordance with such registration statement; or (b) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, or other evidence, reasonably satisfactory to the Company, that such disposition will not require registration of such Registrable Securities under the Securities Act.

         1.3 TRANSFER OF REGISTRATION RIGHTS. Any Holder may transfer its rights hereunder if:

                  (a) such transfer is made in connection with, and to the extent of, a transfer of Registrable Securities;

                  (b) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities that are intended to be transferred or assigned;

                  (c) the transferee or assignee of such rights delivers to the Company, in a form reasonably acceptable to the Company, an agreement evidencing the assumption of all of the rights and obligations of such Holder under this Agreement; and

                  (d) such transferee or assignee is:

                           (i) a partner, retired partner, member, retired
member or affiliate of the
Holder; or

                           (ii) an Immediate Family Member of such Holder.

"IMMEDIATE FAMILY MEMBER" means a spouse and lineal antecedents and descendants, including by marriage or adoption, and trusts or family partnerships or limited liability companies controlled by any of the foregoing and exclusively for the benefit of any of the foregoing.


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         1.4 LEGENDS. Each certificate representing the Shares and the Warrants shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a standard legend regarding restrictions under applicable securities laws.

         1.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all expenses incurred by the Company in complying with SECTION 1 hereof, including, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) shall be borne by the Company. All underwriting discounts and brokerage/selling commissions applicable to a sale incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered PRO RATA on the basis of the number of shares registered for resale.

         1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this SECTION 1.

                  (a) The Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished specifically for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.


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                  (b) Each Holder will, if Registrable Securities held by such
Holder are included in the securities as to which registration, qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other person registering shares under such registration, or partner, officer, director or controlling person of such other person registering shares under such registration in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 1.6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this Section 1.6 exceed the net proceeds from sale of Registrable Securities pursuant to the Registration Statement received by such Holder (i.e., gross proceeds less discounts and commissions).

                  (c) Promptly after receipt by an indemnified party under this
Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the reasonable and actual fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

                  (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the


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amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from sale of Registrable Securities pursuant to the Registration Statement received by such Holder (i.e., gross proceeds less discounts and commissions).

                  (e) The obligations of the Company and the Holders under this
Section 1.6 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         1.7 AGREEMENT TO FURNISH INFORMATION. In connection with a registration in which a Holder is participating, such Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company. Furthermore, each Each Holder shall provide the Company such information in writing as is reasonably requested to enable the Company and its counsel to ascertain whether or not the Holder is eligible to sell the Registrable Securities pursuant to Rule 144 of the Securities Act.

SECTION 2. PROHIBITION ON USE OF INSIDER INFORMATION. Each Purchaser and Holder understands that federal and state securities laws prohibit trading in the Company's securities while such Purchaser or Holder is in the possession of "material nonpublic information" concerning the Company and/or its affiliates. Each Purchaser represents that it has been advised of such laws and the consequences of breaking such laws. Each Holder covenants not to enter into any transactions that would violate applicable securities laws.

SECTION 3. NOTICES. All communications hereunder will be in writing and, (a) if sent to a Purchaser will be mailed, delivered or faxed to the address on EXHIBIT A to this Agreement and (b) if sent to the Company, will be mailed, delivered or faxed and confirmed to it at 710 Century Parkway, Allen, TX 75013, fax number
(972) 692-7691, Attention: Michael L. Sheriff, Chief Executive Officer, with a copy to Hughes and Luce LLP, 1717 Main Street, Suite 2800, Dallas, TX 75201 fax number (214) 939-5849, Attention: Benjamin D. Nelson.

SECTION 4. SUCCESSORS; CHANGE OF CONTROL TERMINATION. Subject to Section 1.3, this Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and no other person will have any right or obligation hereunder. All obligations of the Company under Section 1 regarding the registration of the offer and sale of the Registrable Securities shall terminate immediately before consummation of a Change of Control Transaction. A "CHANGE OF CONTROL TRANSACTION" will be deemed to have occurred upon the earliest to occur of the following:


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         4.1 a liquidation, dissolution or winding up of the Company;

         4.2 the Company's sale, conveyance, or other disposition of all or substantially all of its assets or business, or exclusive license of all or substantially all of the Company's intellectual property;

         4.3 a reorganization, or the merger with or into or consolidation with any other entity, unless the stockholders of the Company immediately before such transaction continue to hold (by virtue of capital stock received in such transaction or by virtue of capital stock of the Company that remains outstanding following such transaction) at least 50% of the voting capital stock (on an as converted to Common Stock basis) of the surviving corporation or entity or its direct or indirect parent entity immediately following such transaction; and

         4.4 any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities.

SECTION 5. COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. The parties may execute this agreement by facsimile or .pdf, and will, at the request of the other party, deliver original signature pages.

SECTION 6. APPLICABLE LAW AND VENUE. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to principles of conflicts of laws. Any dispute under this Agreement that is not settled by mutual consent shall be finally adjudicated by any federal or state court sitting in Dallas County or Collin County, Texas, and each party consents to the exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute. Each party further consents to personal jurisdiction in the courts mentioned in the prior sentence.

SECTION 7. AMENDMENTS AND WAIVERS. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the holders of a majority of the Registrable Securities. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of Holder.

SECTION 8. ADDITIONAL PURCHASERS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional Shares and Warrants in connection with the private offering that includes such securities, any purchaser thereof may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "PURCHASER" and a "HOLDER" hereunder. The Company will update EXHIBIT A hereto in connection with any such addition and distribute a revised version to all Purchasers.

                            [Signature Page Follows]


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IN WITNESS WHEREOF, this Agreement is entered into by the undersigned parties as of the date first written above.


                                             X-CHANGE CORPORATION:



                                             By:________________________________
                                             Name: Michael L. Sheriff
                                             Title: Chief Executive Officer



     [Signature Page to X-Change Corporation Registration Rights Agreement]



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PURCHASER:


[________________________]



By:    ________________________________________________
Name:  ________________________________________________
       ________________________________________________



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                                    Exhibit A
                                    ---------

                             Schedule of Purchasers

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    Name and Address          Shares of       $1.50 Warrant      $2.00 Warrant
      of Purchaser          Common Stock         Shares             Shares
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